                            SCHEDULE 14A INFORMATION

                PROXY STATEMENT PURSUANT TO SECTION 14(a) OF THE
                        SECURITIES EXCHANGE ACT OF 1934


Filed by the Registrant [X]

Filed by a Party other than the Registrant [ ]

Check the appropriate box:

[ ]  Preliminary Proxy Statement
[ ] Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
[X]  Definitive Proxy Statement
[ ]  Definitive Additional Materials
[ ]  Soliciting Material Pursuant to 240.14a-11(c) or 240.14a-12

                      PACIFIC AMERICAN INCOME SHARES, INC.
--------------------------------------------------------------------------------
                (Name of Registrant as Specified In Its Charter)

--------------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

[x]  No fee required.

[ ]  Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

     (1)  Title of each class of securities to which transaction applies:

          ---------------------------------------------------------------------

     (2)  Aggregate number of securities to which transaction applies:

          ---------------------------------------------------------------------

     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

          ---------------------------------------------------------------------

     (4)  Proposed maximum aggregate value of transaction:

          ---------------------------------------------------------------------
     (5)  Total fee paid:

          ---------------------------------------------------------------------

[ ]  Fee paid previously with preliminary materials.

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was previously paid. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     (1)  Amount Previously Paid:

          ---------------------------------------------------------------------
     (2)  Form, Schedule or Registration Statement No.:

          ---------------------------------------------------------------------
     (3)  Filing Party:

          ---------------------------------------------------------------------
     (4)  Date Filed:

          ---------------------------------------------------------------------

                      PACIFIC AMERICAN INCOME SHARES, INC.
                            ------------------------

                    NOTICE OF ANNUAL MEETING OF STOCKHOLDERS

                             TO BE HELD MAY 6, 2003
                            ------------------------

To the Stockholders of
PACIFIC AMERICAN INCOME SHARES, INC.

     The Annual Meeting of Stockholders of Pacific American Income Shares, Inc. (the "Company") will be held in the Whitney Room, Fourth Floor, 117 E. Colorado Boulevard, Pasadena, California, on Tuesday, May 6, 2003 at 8:00 a.m., California time, for the following purposes:

          (1) Electing a Board of Directors; and

          (2) Transacting such other business as may properly come before the Annual Meeting and any adjournment thereof.

     The Board of Directors has fixed the close of business on March 10, 2003 as the record date for the determination of stockholders entitled to receive notice of and to vote at the Annual Meeting and any adjournment thereof.

                                           By Order of the Board of Directors

                                           Lisa G. Mrozek, Secretary

Pasadena, California
March 28, 2003

     STOCKHOLDERS WHO DO NOT EXPECT TO ATTEND THE ANNUAL MEETING IN PERSON ARE URGED TO DATE, FILL IN, SIGN AND MAIL THE ENCLOSED PROXY IN THE ACCOMPANYING ENVELOPE, WHICH REQUIRES NO POSTAGE IF MAILED IN THE UNITED STATES.

                      PACIFIC AMERICAN INCOME SHARES, INC.

                            ------------------------

                                PROXY STATEMENT

     The accompanying proxy is solicited by the Board of Directors of the Company for use at the Annual Meeting of Stockholders to be held on May 6, 2003 at 8:00 a.m., California time, and at any adjournment or postponement thereof. Unless otherwise specified, proxies will be voted for the election as Directors of the nominees of the Board of Directors. The Company's principal office address is 117 E. Colorado Boulevard, Pasadena, California 91105. This Proxy Statement and the form of proxy were first mailed to stockholders on or about March 28, 2003.

     The close of business on March 10, 2003 has been fixed as the record date for the determination of stockholders entitled to notice of and to vote at the Annual Meeting and any adjournment thereof. As of March 10, 2003, there were 9,389,433.886 shares of the Company's Common Stock outstanding and entitled to one vote per share (and a fractional vote with respect to fractional shares) with respect to each matter to be voted on at the Annual Meeting. The outstanding shares of Common Stock constitute the only outstanding voting securities of the Company entitled to be voted at the Annual Meeting. At that date no person owned of record, or to the Company's knowledge, beneficially more than 5% of the Company's Common Stock, except that Cede & Co., as nominee for participants in The Depository Trust Company, owned of record 7,962,914 shares of Common Stock, representing approximately 82% of the Company's Common Stock. Cede & Co.'s address is 55 Water Street, 25th Floor, New York, New York 10041-0001. A majority of the Company's outstanding shares as of March 10, 2003 must be represented in person or by proxy to constitute a quorum for the Annual Meeting.

     Each stockholder has the right to revoke his or her proxy at any time before it is voted. A proxy may be revoked by filing with the Secretary of the Company a written revocation or a properly executed proxy bearing a later date or voting in person at the Annual Meeting. Any stockholder may attend the Annual Meeting, whether or not he or she has previously given a proxy.

     The solicitation of proxies for the Annual Meeting will be made primarily by mail. However, if necessary to ensure satisfactory representation at the Annual Meeting, additional solicitation may take place in writing or by telephone or personal interview by officers and employees of the Company, who will not receive additional compensation for such services. As the date of the meeting approaches, if we have not received your proxies, you may receive a telephone call from our proxy solicitor, Georgeson Shareholder Communications, Inc. ("GS"), which has been retained to assist stockholders in the voting process. For these services, the Company will pay GS a fee estimated to be $1,725. The Company will reimburse brokers and other nominees, in accordance with New York Stock Exchange approved reimbursement rates, for their expenses in forwarding solicitation material to the beneficial owners of stock of the Company. All expenses incurred in connection with the solicitation of proxies, including the services of GS, will be borne by the Company.

     In all matters other than the election of Directors, the affirmative vote of the majority of shares of the Company's Common Stock present in person or represented by proxy at the Annual Meeting and entitled to vote on the subject matter will be the act of the stockholders. Directors will be elected by a plurality vote of the shares of the Company's Common Stock present in person or represented by proxy and entitled to vote on the election of Directors. Discretionary authority is provided in the proxy as to any matters not specifically referred to therein. The Board of Directors is not aware of any other matters which are likely to be brought before the Annual Meeting. However, if any such matters properly come before the Annual Meeting, it is understood that the persons named in the proxy are fully authorized to vote thereon in accordance with their judgment and discretion.

     Abstentions will be treated as the equivalent of a negative vote for the purpose of determining whether a proposal has been adopted and will have no effect for the purpose of determining whether a Director has been elected. Abstentions will be counted as shares present for purposes of determining whether a quorum is present. As to certain matters other than the election of Directors, New York Stock Exchange rules generally require that, when shares are registered in street or nominee name, its member brokers receive specific instructions from the beneficial owners in order to vote on such a proposal. If a member broker indicates on the proxy that such broker does not have discretionary authority as to certain shares to vote on a particular matter, those shares will be counted for purposes of determining a quorum, but will not be counted as having been voted on that matter.

                                    PROXIES

     James W. Hirschmann III, Lisa G. Mrozek and Scott F. Grannis, the persons named as proxies on the proxy card accompanying this Proxy Statement, were selected by the Board of Directors to serve in such capacity. Messrs. Hirschmann and Grannis and Ms. Mrozek are each officers of the Company. Each executed and returned proxy will be voted in accordance with the directions indicated thereon or, if no direction is indicated, such proxy will be voted in accordance with the recommendations of the Board of Directors contained in the Proxy Statement. Unless instructions to the contrary are given, the shares represented by a proxy at the Annual Meeting will be voted for the Board of Directors' nominees.

                                    PROPOSAL

                             ELECTION OF DIRECTORS

     Seven Directors, constituting the entire Board of Directors, are to be elected at the Annual Meeting to serve until their successors have been duly elected and qualified or until they shall resign or shall have been removed, subject to applicable law and the rules of any exchange on which the Company's stock is listed. The names and ages of the nominees, their principal occupations during the past five years, their ownership of the Company's Common Stock and certain other information are given below. All seven of the nominees are presently Directors of the Company. No Director of the Company serves as an officer of the Company. Each of the nominees has agreed to serve if elected at the Annual Meeting. It is the intention of the persons designated as proxies in the proxy, unless otherwise directed therein, to vote at the Annual Meeting for the election of the nominees named below as the entire Board of Directors. If any nominee is unable or unavailable to serve, the persons named in the proxies will vote the proxies for such other person as the Board of Directors may recommend.

     The address of each nominee is c/o the Company at its principal business address listed above.

                                                                        NUMBER OF                    SHARES OF
                                                                        PORTFOLIOS                     COMMON
                                   TERM OF                               IN FUND                       STOCK
                                  OFFICE AND                             COMPLEX*        OTHER      BENEFICIALLY
                    POSITION(S)   LENGTH OF                              OVERSEEN    DIRECTORSHIPS    OWNED ON
                     HELD WITH       TIME     PRINCIPAL OCCUPATION(S)       BY          HELD BY       MARCH 1,
NAME AND AGE          COMPANY      SERVED+    DURING THE PAST 5 YEARS    NOMINEE        NOMINEE         2003
------------        ------------  ----------  ------------------------  ----------   -------------  ------------
Ronald J. Arnault   Director      Since 1997  Retired (1996) Executive     13                           1,000
Age 59              (2)                       Vice President, Chief
                                              Financial Officer and
                                              member of the Board of
                                              Directors of ARCO.
John E. Bryson      Director      Since 1987  Chairman and CEO, Edison     13        Director of        1,000**
Age 59              (1)(3)(4)                 International (since                   The Boeing
                                              1990); Chairman of                     Company and
                                              Southern California                    The Walt
                                              Edison Company                         Disney
                                              (1990-1999 and                         Company.
                                              2003-present); Chief
                                              Executive Officer of
                                              Southern California
                                              Edison Company (1990 to
                                              1999).

                                                                        NUMBER OF                    SHARES OF
                                                                        PORTFOLIOS                     COMMON
                                   TERM OF                               IN FUND                       STOCK
                                  OFFICE AND                             COMPLEX*        OTHER      BENEFICIALLY
                    POSITION(S)   LENGTH OF                              OVERSEEN    DIRECTORSHIPS    OWNED ON
                     HELD WITH       TIME     PRINCIPAL OCCUPATION(S)       BY          HELD BY       MARCH 1,
NAME AND AGE          COMPANY      SERVED+    DURING THE PAST 5 YEARS    NOMINEE        NOMINEE         2003
------------        ------------  ----------  ------------------------  ----------   -------------  ------------
Anita L. DeFrantz   Director      Since 1998  President, since 1987,       13                             520
Age 50              (2)                       and Director, since
                                              1990, Amateur Athletic
                                              Foundation of Los
                                              Angeles; President and
                                              Director, Kids in
                                              Sports, since 1994; Vice
                                              President and Director,
                                              International Rowing
                                              Federation, since 1997;
                                              Member, International
                                              Olympic Committee
                                              ("IOC"), since 1986;
                                              Member, IOC Executive
                                              Board, 1992-2001;
                                              Member, U.S. Olympic
                                              Committee ("USOC"),
                                              since 1976; Member, USOC
                                              Executive Board, since
                                              1977.
William G. McGagh   Chairman and  Since 1984  Consultant, McGagh           13                           1,000
Age 73              Director                  Associates (corporate
                    (1)(4)                    financial consulting),
                                              since 1989; Chairman of
                                              the Board of the John
                                              Tracy Clinic; Chairman
                                              of the Board of the Los
                                              Angeles Orthopaedic
                                              Hospital. Formerly:
                                              Senior Vice President,
                                              Chief Financial Officer
                                              and Director of Northrop
                                              Grumman Corp. (defense,
                                              aerospace and cyberspace
                                              products).
William E. B.       Director      Since 1997  Chairman, Walt Disney        13        Director of       94,500
Siart               (1)(2)(3)(4)              Concert Hall, Inc.,                    Sybron Dental
Age 56                                        since 1998; Chairman,                  Specialties,
                                              since 2000, President                  Inc.
                                              and Chief Executive
                                              Officer (1998-2000),
                                              Excellent Education
                                              Development. Formerly:
                                              Chairman and Chief
                                              Executive Officer, First
                                              Interstate Bancorp.

                                                                        NUMBER OF                    SHARES OF
                                                                        PORTFOLIOS                     COMMON
                                   TERM OF                               IN FUND                       STOCK
                                  OFFICE AND                             COMPLEX*        OTHER      BENEFICIALLY
                    POSITION(S)   LENGTH OF                              OVERSEEN    DIRECTORSHIPS    OWNED ON
                     HELD WITH       TIME     PRINCIPAL OCCUPATION(S)       BY          HELD BY       MARCH 1,
NAME AND AGE          COMPANY      SERVED+    DURING THE PAST 5 YEARS    NOMINEE        NOMINEE         2003
------------        ------------  ----------  ------------------------  ----------   -------------  ------------
Louis A. Simpson    Director      Since 1994  President and Chief          13        Director of       10,000**
Age 66              (2)(3)(4)                 Executive Officer,                     Comcast Corp.
                                              Capital Operations,                    and ResMed
                                              GEICO Corporation, since               Inc.
                                              1993. Formerly:
                                              President and Chief
                                              Executive Officer, the
                                              Investment Adviser
                                              (1977-1979).
----------------------------------------------------------------------------------------------------------------

                                              Interested Director

Ronald L. Olson     Director      Since 1987  Senior Partner, Munger,      13        Director of        1,000**
Age 61              (1)(5)                    Tolles & Olson (a law                  Edison
                                              partnership); Chairman                 International,
                                              of the Board of                        City National
                                              Trustees, RAND                         Corp. and
                                              Corporation (nonprofit                 Berkshire
                                              institution).                          Hathaway Inc.

---------------
(1) Member of the Executive Committee of the Board of Directors.

(2) Member of the Audit Committee of the Board of Directors.

(3) Member of the Nominating Committee of the Board of Directors.

(4) Member of the Compensation Committee of the Board of Directors.

(5) Because Mr. Olson's law firm provides legal services to the Investment Adviser and the Subadviser (each as defined below), Mr. Olson is an "interested person", as defined in the Investment Company Act of 1940, as amended (the "1940 Act"), of the Company (an "Interested Person").

 + Each of the Directors of the Company shall hold office until his or her successor shall have been duly elected and shall qualify or until he or she shall resign or shall have been removed, subject to applicable law and the rules of any exchange on which the Company's stock is listed.

 * Each Director also serves as a Trustee for Western Asset Premier Bond Fund (closed-end investment company) and a Director of Western Asset Funds, Inc. (open-end investment company), which are considered part of the same Fund Complex as the Company. The Company's investment adviser, Western Asset Management Company (the "Investment Adviser"), and subadviser, Western Asset

    Management Company Limited (the "Subadviser"), also serve as adviser and subadviser, respectively, to Western Asset Premier Bond Fund and as subadviser to one or more series of Western Asset Funds, Inc.

**  The nominee shares voting and investment power with respect to these shares.

     The following table states the dollar range of equity securities beneficially owned as of March 1, 2003 by each nominee in the Company and, on an aggregate basis, in any registered investment companies overseen or to be overseen by the nominee in the same "family of investment companies."

                                                                         AGGREGATE DOLLAR RANGE OF EQUITY
                                                                         SECURITIES IN ALL FUNDS OVERSEEN
                                              DOLLAR RANGE OF EQUITY     OR TO BE OVERSEEN BY NOMINEE IN
              NAME OF NOMINEE                SECURITIES IN THE COMPANY    FAMILY OF INVESTMENT COMPANIES
              ---------------                -------------------------   --------------------------------
Ronald J. Arnault..........................      $10,001 - $50,000              $10,001 - $50,000
John E. Bryson.............................      $10,001 - $50,000              $10,001 - $50,000
Anita L. DeFrantz..........................           $1 - $10,000                   $1 - $10,000
William G. McGagh..........................      $10,001 - $50,000              $10,001 - $50,000
William E. B. Siart........................              >$100,000                      >$100,000
Louis A. Simpson...........................              >$100,000                      >$100,000
---------------------------------------------------------------------------------------------------------

Ronald L. Olson*...........................      $10,001 - $50,000              $10,001 - $50,000

---------------

* As described above, Mr. Olson is an Interested Person of the Company.

     As of March 1, 2003, all Directors and officers of the Company as a group beneficially owned 143,795 shares of the Company's Common Stock, which represented 1.53% of the outstanding shares on such date. No nominee other than Mr. Siart owned 1% or more of the outstanding shares of Common Stock as of March 1, 2003. Mr. Siart owned 1.01% of the outstanding shares of Common Stock.

     The Company's Board of Directors has established an Audit Committee, an Executive Committee, a Nominating Committee and a Compensation Committee. The Audit Committee provides oversight with respect to the accounting and financial reporting policies and procedures of the Company and, among other things, considers the selection of independent public accountants for the Company and the scope of the audit and approves all significant services proposed to be performed by those accountants on behalf of the Company. The Executive Committee may meet from time to time between Board meetings in order to consider relevant items requiring its consideration. The Nominating Committee meets to select nominees for election as Directors of the Company. It is not the policy of the Nominating Committee to consider nominees recommended by stockholders. The Compensation Committee meets to review and make recommendations to the Board with respect to Director compensation for services to the Company. During

2002, the Board of Directors held four meetings, the Audit Committee held five meetings, the Executive Committee held no meetings, the Nominating Committee held one meeting and the Compensation Committee held one meeting. (Each Director attended each of the meetings of the Board of Directors and the Committees of the Board of Directors on which he or she served, with the exception of Ms. DeFrantz, who attended four of the five meetings of the Audit Committee, and Mr. Olson, who attended three of the four meetings of the Board of Directors.)

     The following table sets forth compensation received by the Company's Directors for their services as Directors during 2002:

                                AGGREGATE     PENSION OR RETIREMENT      ESTIMATED       TOTAL COMPENSATION
                               COMPENSATION    BENEFITS ACCRUED AS        ANNUAL          FROM THE COMPANY
                                 FROM THE       PART OF COMPANY'S      BENEFITS UPON    AND ITS FUND COMPLEX
       NAME OF PERSON            COMPANY            EXPENSES            RETIREMENT      PAID TO DIRECTORS(1)
       --------------          ------------   ---------------------   ---------------   --------------------
Ronald J. Arnault............    $16,000               --                   --                $62,250
John E. Bryson...............    $11,000               --                   --                $51,750
Anita L. DeFrantz............    $12,000               --                   --                $57,250
William G. McGagh............    $12,500               --                   --                $60,439
William E. B. Siart..........    $13,500               --                   --                $57,750
Louis A. Simpson.............    $13,500               --                   --                $57,750
------------------------------------------------------------------------------------------------------------

Ronald L. Olson(2)...........    $ 9,000               --                   --                $44,750

---------------
(1) Includes amounts received from the Company and from Western Asset Funds, Inc. and Western Asset Premier Bond Fund, which are considered part of the same Fund Complex as the Company.

(2) As described above, Mr. Olson is an Interested Person of the Company.

     During 2002, the Company paid no remuneration to its officers, all of whom were also officers or employees of the Investment Adviser or one of its affiliates.

            SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

     Section 30(h) of the 1940 Act and Section 16(a) of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), require the Company's officers and Directors, the Investment Adviser, the Subadviser, certain affiliates of the Investment Adviser or Subadviser, and persons who beneficially own more than ten percent of a registered class of the Company's equity securities, among others, to file reports of ownership and changes in ownership with the Securities and Exchange Commission ("SEC") and the

New York Stock Exchange. These persons are required by SEC regulation to furnish the Company with copies of all Section 16(a) forms they file.

     Based solely on its review of the copies of such forms received by it, or written representations from certain reporting persons, the Company believes that, during 2002, all such filing requirements were met with respect to existing filers. During 2002-2003, the Investment Adviser and Subadviser comprehensively reviewed the filing requirements under Section 16(a) with respect to the Company's Common Stock. Based on such review, the Investment Adviser, the Subadviser and the following additional reporting persons each filed an initial Form 3 with respect to the Common Stock: Bruce D. Alberts, Simon Chester, Jae Y. Choi, J. Gibson Cooper, Ian R. Edmonds, Carl L. Eichstaedt, Jonathan Gregory, Gavin L. James, Suzanne D. Taylor King, Ronald D. Mass, Catherine L. Matthews, Alan R. McClymonds, Edward A. Moody, Graham C. Nicol, Detlev S. Schlichter, Christopher Telling, Stephen A. Walsh, Paul E. Wynn and Michael B. Zelouf. Each of the listed reporting persons filed a late Form 3 prior to the date of this Proxy Statement. No such person owned or disposed of shares of Common Stock during the reporting period.

                     INFORMATION CONCERNING THE INVESTMENT
               ADVISER AND SUBADVISER AND THE COMPANY'S OFFICERS

     The Investment Adviser and the Subadviser are subsidiaries of Legg Mason, Inc., a holding company which, through its subsidiaries, is engaged in providing securities brokerage, investment advisory, corporate and public finance, and mortgage banking services to individuals, institutions, corporations and municipalities, and the provision of other financial services. The address of Legg Mason, Inc. is 100 Light Street, Baltimore, Maryland 21202. The Investment Adviser's address is 117 East Colorado Boulevard, Pasadena, California 91105. The Subadviser's address is 155 Bishopsgate, London, England EC2N3TY.

     Information regarding the executive officers of the Company and their ownership of Common Stock is set forth below. The address of each officer is c/o the Company at the address listed above.

                                                                                          SHARES OF
                                                                                        COMMON STOCK
                                            TERM OF OFFICE                              BENEFICIALLY
                         POSITION(S) HELD     AND LENGTH      PRINCIPAL OCCUPATION(S)     OWNED ON
     NAME AND AGE           WITH FUND      OF TIME SERVED(1)  DURING THE PAST 5 YEARS   MARCH 1, 2003
     ------------        ----------------  -----------------  -----------------------   -------------
James W. Hirschmann III     President      Served since       Director, President and        10,000
Age 42                                     1999.              Chief Executive Officer
                                                              of the Investment
                                                              Adviser, March 1999 to
                                                              present; Member, Board
                                                              of Directors of Medical
                                                              Simulation Corporation;
                                                              Member, Board of
                                                              Trustees of Widener
                                                              College; President,
                                                              Western Asset Funds,
                                                              Inc. and Western Asset
                                                              Premier Bond Fund.
                                                              Formerly: Managing
                                                              Director of the
                                                              Subadviser, 1996-1999;
                                                              Director of Marketing
                                                              of the Investment
                                                              Adviser, April 1989 to
                                                              1998; Vice President
                                                              and Director of
                                                              Marketing, Financial
                                                              Trust Corporation (bank
                                                              holding company), 1988
                                                              to 1989; Vice President
                                                              of Marketing
                                                              Atalanta/Sosnoff
                                                              Capital (investment
                                                              management company),
                                                              1986 to 1988.

                                                                                          SHARES OF
                                                                                        COMMON STOCK
                                            TERM OF OFFICE                              BENEFICIALLY
                         POSITION(S) HELD     AND LENGTH      PRINCIPAL OCCUPATION(S)     OWNED ON
     NAME AND AGE           WITH FUND      OF TIME SERVED(1)  DURING THE PAST 5 YEARS   MARCH 1, 2003
     ------------        ----------------  -----------------  -----------------------   -------------
Ilene S. Harker           Vice President   Served since       Secretary and Director          3,275
Age 48                                     1996.              of Compliance and
                                                              Controls of the
                                                              Investment Adviser,
                                                              1978 to present; Vice
                                                              President, Western
                                                              Asset Premier Bond Fund
                                                              and Western Asset
                                                              Funds, Inc.
Scott F. Grannis          Vice President   Served since       Economist, the                  5,000
Age 53                                     1990.              Investment Adviser,
                                                              1989 to present; Vice
                                                              President of Western
                                                              Asset Funds, Inc.
                                                              Formerly: Vice-
                                                              President, Leland
                                                              O'Brien Rubinstein
                                                              (investment advisory
                                                              firm), 1986 to 1989;
                                                              Senior Economist,
                                                              Claremont Economics
                                                              Institute, 1980 to
                                                              1986.

                                                                                          SHARES OF
                                                                                        COMMON STOCK
                                            TERM OF OFFICE                              BENEFICIALLY
                         POSITION(S) HELD     AND LENGTH      PRINCIPAL OCCUPATION(S)     OWNED ON
     NAME AND AGE           WITH FUND      OF TIME SERVED(1)  DURING THE PAST 5 YEARS   MARCH 1, 2003
     ------------        ----------------  -----------------  -----------------------   -------------
S. Kenneth Leech          Vice President   Served since       Chief Investment               16,500
Age 48                                     1998.              Officer of the
                                                              Investment Adviser,
                                                              1998 to present; Vice
                                                              President, Western
                                                              Asset Funds, Inc. and
                                                              Western Asset Premier
                                                              Bond Fund. Formerly:
                                                              Director of Portfolio
                                                              Management of the
                                                              Investment Adviser,
                                                              1990 to 1998; Senior
                                                              Trader, Greenwich
                                                              Capital, 1988 to 1990;
                                                              Fixed Income Manager of
                                                              The First Boston
                                                              Corporation (holding
                                                              company; stock and bond
                                                              dealers), 1980 to 1987;
                                                              Portfolio Manager of
                                                              National Bank of
                                                              Detroit, 1977 to 1980.

                                                                                          SHARES OF
                                                                                        COMMON STOCK
                                            TERM OF OFFICE                              BENEFICIALLY
                         POSITION(S) HELD     AND LENGTH      PRINCIPAL OCCUPATION(S)     OWNED ON
     NAME AND AGE           WITH FUND      OF TIME SERVED(1)  DURING THE PAST 5 YEARS   MARCH 1, 2003
     ------------        ----------------  -----------------  -----------------------   -------------
Stephen A. Walsh          Vice President   Served since       Deputy Chief Investment          None
Age 44                                     1999.              Officer of the
                                                              Investment Adviser,
                                                              2000 to present; Vice
                                                              President, Western
                                                              Asset Funds, Inc.
                                                              Formerly: Director of
                                                              Portfolio Management of
                                                              the Investment Adviser,
                                                              1998-2000; Senior
                                                              Portfolio Manager of
                                                              the Investment Adviser,
                                                              1991-2000; Portfolio
                                                              Manager and Trader,
                                                              Security Pacific
                                                              Investment Managers,
                                                              Inc. (investment
                                                              management company),
                                                              1989 to 1991; Portfolio
                                                              Manager, Atlantic
                                                              Richfield Company, 1981
                                                              to 1988.

                                                                                          SHARES OF
                                                                                        COMMON STOCK
                                            TERM OF OFFICE                              BENEFICIALLY
                         POSITION(S) HELD     AND LENGTH      PRINCIPAL OCCUPATION(S)     OWNED ON
     NAME AND AGE           WITH FUND      OF TIME SERVED(1)  DURING THE PAST 5 YEARS   MARCH 1, 2003
     ------------        ----------------  -----------------  -----------------------   -------------
Marie K. Karpinski        Treasurer and    Served since       Vice President, Legg             None
Age 54                      Principal      2001.              Mason Wood Walker,
                          Financial and                       Incorporated (1992 to
                            Accounting                        present); Vice
                             Officer                          President and Treasurer
                                                              of all Legg Mason
                                                              retail funds (open-end
                                                              investment companies),
                                                              1986 to present; Vice
                                                              President and Treasurer
                                                              of Legg Mason Charles
                                                              Street Trust, Inc.
                                                              (open-end investment
                                                              company) and Western
                                                              Asset Funds, Inc.;
                                                              Treasurer and Principal
                                                              Financial and
                                                              Accounting Officer of
                                                              Western Asset Premier
                                                              Bond Fund, 2001 to
                                                              present. Formerly:
                                                              Assistant Treasurer of
                                                              the Company, 1988 to
                                                              2001.

                                                                                          SHARES OF
                                                                                        COMMON STOCK
                                            TERM OF OFFICE                              BENEFICIALLY
                         POSITION(S) HELD     AND LENGTH      PRINCIPAL OCCUPATION(S)     OWNED ON
     NAME AND AGE           WITH FUND      OF TIME SERVED(1)  DURING THE PAST 5 YEARS   MARCH 1, 2003
     ------------        ----------------  -----------------  -----------------------   -------------
Erin K. Morris              Assistant      Served since       Assistant Vice                   None
Age 36                      Treasurer      2001.              President of Legg Mason
                                                              Wood Walker,
                                                              Incorporated, 2002 to
                                                              present; Assistant
                                                              Treasurer (2001 to
                                                              present) of: Legg Mason
                                                              Income Trust, Inc.,
                                                              Legg Mason Cash Reserve
                                                              Trust, Legg Mason Tax
                                                              Exempt Trust, Inc.,
                                                              Legg Mason Tax-Free
                                                              Income Fund, Western
                                                              Asset Funds, Inc. and
                                                              Western Asset Premier
                                                              Bond Fund; Manager,
                                                              Fund Accounting, Legg
                                                              Mason Wood Walker,
                                                              Incorporated (2000 to
                                                              present). Formerly:
                                                              Assistant Manager, Fund
                                                              Accounting, Legg Mason
                                                              Wood Walker,
                                                              Incorporated (1993 to
                                                              2000).

                                                                                          SHARES OF
                                                                                        COMMON STOCK
                                            TERM OF OFFICE                              BENEFICIALLY
                         POSITION(S) HELD     AND LENGTH      PRINCIPAL OCCUPATION(S)     OWNED ON
     NAME AND AGE           WITH FUND      OF TIME SERVED(1)  DURING THE PAST 5 YEARS   MARCH 1, 2003
     ------------        ----------------  -----------------  -----------------------   -------------
Lisa G. Mrozek              Secretary      Served since       Senior Compliance                None
Age 40                                     1999.              Officer of the
                                                              Investment Adviser;
                                                              President of the Board
                                                              of Directors of
                                                              California Dollars for
                                                              Scholars; Member of the
                                                              Board of Trustees of
                                                              Scholarship America;
                                                              Secretary, Western
                                                              Asset Funds, Inc. and
                                                              Western Asset Premier
                                                              Bond Fund. Formerly:
                                                              Assistant Vice
                                                              President, Fund
                                                              Business Management,
                                                              Capital Research and
                                                              Management Company (an
                                                              investment management
                                                              firm), 1990 to 1999.

---------------

(1) Each officer shall hold office until his or her successor shall have been duly chosen and shall qualify or until his or her resignation or removal.

                    STOCKHOLDER PROPOSALS FOR 2004 ANNUAL MEETING

     Proposals that stockholders wish to present to the 2004 Annual Meeting and to be included in the Company's proxy materials relating to such meeting must be delivered to the Secretary of the Company not less than 120 days prior to March 28, 2004.

     Stockholders who wish to make a proposal at the 2004 Annual
Meeting -- other than one that will be included in the Company's proxy materials -- should notify the Company no later than February 12, 2004.

                         ANNUAL REPORT TO STOCKHOLDERS

     The Company's Annual Report to Stockholders for the fiscal year ended December 31, 2002 contains financial and other information pertaining to the Company. The Company will furnish without charge to each person whose proxy is being solicited, upon request of such person, a copy of the Annual Report to Stockholders. Requests for copies of the Annual Report to Stockholders should be directed to Pacific American Income Shares, Inc., Attention: Investor Relations, 117 E. Colorado Boulevard, Pasadena, California 91105 or you may call 800-426-5523.

                            INDEPENDENT ACCOUNTANTS

     The Board of Directors has selected PricewaterhouseCoopers LLP as the independent public accountants of the Company for the fiscal year ending December 31, 2003 subject to removal by a majority of the outstanding shares of the Company. Representatives of PricewaterhouseCoopers LLP are expected to attend the meeting, and may, as they see fit, make a statement and/or respond to appropriate questions.

     The following table sets forth the aggregate fees billed for professional services rendered by PricewaterhouseCoopers LLP:

             FINANCIAL INFORMATION
              SYSTEMS DESIGN AND
AUDIT FEES    IMPLEMENTATION FEES    ALL OTHER FEES
----------   ---------------------   --------------

 $29,500              $0                $577,885

     The fees disclosed in the table above under the caption "Audit Fees" are the aggregate fees billed for professional services rendered for the audit of the Company's annual financial statements for the most recent fiscal year. The fees disclosed under the captions "Financial Information Systems Design and Implementation Fees" and "All Other Fees" include fees billed for services, if any, rendered for the Company's most recent fiscal year to the Company, to the Investment Adviser and Subadviser and to Legg Mason, Inc. and any other subsidiary of Legg Mason, Inc. that provides services to the Company. The fees disclosed under the caption "All Other Fees" consist primarily of fees for audit services rendered to Legg Mason, Inc. or its subsidiaries.

     From time to time, in connection with the selection of the Company's auditors and for other purposes, the Audit Committee has considered whether the provision of the services covered in the table above under "Financial Information Systems Design and Implementation Fees" and "All Other Fees" is compatible with maintaining the independence of PricewaterhouseCoopers LLP.

                                AUDIT COMMITTEE

     The members of the Audit Committee of the Company include only Directors who are not "interested persons" (as defined in the 1940 Act) of the Company or the Investment Adviser or Subadviser. Each member of the Audit Committee is "independent" as defined in Sections 303.01(B)(2)(a) and (3) of the listing standards of the New York Stock Exchange. The Directors have adopted a written charter for the Audit Committee, a copy of which was attached to the Company's 2001 Proxy Statement. The Audit Committee currently consists of Ms. DeFrantz and Messrs. Arnault (Chairman), Siart and Simpson.

     The Audit Committee of the Company has submitted the following report:

     The Audit Committee has reviewed and discussed with management of the Company the audited financial statements for the last fiscal year. The Audit Committee has discussed with the Company's independent accountants the matters required to be discussed by Statements on Auditing Standards No. 61 (SAS 61). SAS 61 requires independent accountants to communicate to the Audit Committee matters including, if applicable: (1) methods used to account for significant unusual transactions; (2) the effect of significant accounting policies in controversial or emerging areas for which there is a lack of authoritative guidance or consensus; (3) the process used by management in formulating particularly sensitive accounting estimates and the basis for the accountant's conclusions regarding the reasonableness of those estimates; and (4) disagreements with management over the application of accounting principles and certain other matters. The Audit Committee has received the written disclosures and the letter from the Company's independent accountants required by Independence Standards Board Standard No. 1 (requiring accountants to make written disclosures to and discuss with the Audit Committee various matters relating to the accountants' independence), and has discussed with such accountants the independence of such accountants. Based on the foregoing review and discussions, the Audit Committee recommended to the Directors the inclusion of the audited financial statements for the last fiscal year in the Company's annual report to shareholders.

                                           Ronald J. Arnault (Chairman)
                                           Anita L. DeFrantz
                                           William E. B. Siart
                                           Louis A. Simpson

                                  ADJOURNMENT

     In the absence of a quorum at the Annual Meeting or any adjournment thereof, a majority in voting interest of the stockholders present in person or by proxy and entitled to vote thereat or, in the absence therefrom of all the stockholders, any officer entitled to preside at, or to act as secretary of, the Annual Meeting, may adjourn such meeting from time to time. At any such adjourned meeting at which a quorum is present, any business may be transacted which might have been transacted at the meeting as originally called.

                                 OTHER BUSINESS

     Management is not aware of any other matters to be presented for action at the Annual Meeting. However, if any such other matters are properly presented, it is the intention of the persons designated in the enclosed proxy to vote in accordance with their best judgment.

                                           By Order of the Board of Directors

                                           Lisa G. Mrozek, Secretary

March 28, 2003

                                                                     PACAM-PS-03

                      PACIFIC AMERICAN INCOME SHARES, INC.

Dear Stockholder,

Please take note of the important information enclosed with this Proxy Ballot. There is an issue related to the management and operation of your Company that requires your immediate attention and approval. This is discussed in detail in the enclosed proxy materials.

Your vote counts, and you are strongly encouraged to exercise your right to vote your shares.

Please mark the boxes on this proxy card to indicate how your shares will be voted. Then sign the card, detach it and return your proxy vote in the enclosed postage paid envelope. Your vote must be received prior to the Annual Meeting of Stockholders, May 6, 2003.

Thank you in advance for your prompt consideration of this matter.

Sincerely,

Pacific American Income Shares, Inc.





                                  DETACH HERE


                      PACIFIC AMERICAN INCOME SHARES, INC.

                 ANNUAL MEETING OF STOCKHOLDERS - MAY 6, 2003

         THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS OF
                      PACIFIC AMERICAN INCOME SHARES, INC.

The undersigned, revoking all prior proxies, hereby appoints James W. Hirschmann III, Lisa G. Mrozek and Scott F. Grannis, and each of them, attorneys and proxies of the undersigned, each with full power of substitution, to attend the Annual Meeting of the Stockholders of Pacific American Income Shares, Inc., a Delaware corporation (the "Company"), to be held in the Whitney Room, Fourth Floor, 117 E. Colorado Blvd., Pasadena, California, on May 6, 2003, at 8:00 a.m., California time, and at any adjournments thereof, and there at to vote as indicated all shares of the Common Stock of the Company which the undersigned would be entitled to vote if personally present with respect to the matters listed on the reverse, which are more fully described in the Proxy Statement of the Company dated March 28, 2003, receipt of which is acknowledged by the undersigned.

--------------------------------------------------------------------------------
             PLEASE VOTE, DATE, SIGN ON REVERSE AND RETURN PROMPTLY
                          USING THE ENCLOSED ENVELOPE.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Please sign this Proxy exactly as your name(s) appear(s) on the reverse side. Joint owners should each sign personally. Trustees and other fiduciaries should indicate the capacity in which they sign. If a corporation, this signature should be that of an authorized officer who should state his or her title.
--------------------------------------------------------------------------------

HAS YOUR ADDRESS CHANGED?                 DO YOU HAVE ANY COMMENTS?

--------------------------------------    --------------------------------------
--------------------------------------    --------------------------------------
--------------------------------------    --------------------------------------

PACIFIC AMERICAN INCOME SHARES, INC.

C/O EQUISERVE TRUST COMPANY, N.A.
P.O. BOX 8694
EDISON, NJ 08818-8694







            DETACH HERE IF YOU ARE RETURNING YOUR PROXY CARD BY MAIL

[X] Please mark
    vote as in
    this example

-------------------------------------
 PACIFIC AMERICAN INCOME SHARES, INC.
-------------------------------------

1. Election of Directors.

   (01) RONALD J. ARNAULT, (02) JOHN E. BRYSON, (03) ANITA L. DEFRANTZ,
   (04) WILLIAM G. MCGAGH, (05) RONALD L. OLSON, (06) WILLIAM E.B.SLART,
   (07) LOUIS A. SIMPSON

   With discretionary power upon such other matters as may properly come before the meeting or any adjournment thereof.

          FOR [ ]        [ ] WITHHELD
          ALL                FROM ALL
       NOMINEES              NOMINEES

     [ ] -------------------------------
         For all nominees except as noted above

Mark box at right if an address change or comment has been [ ] noted on the reverse side of this card.

THIS PROXY WILL BE VOTED AS SPECIFIED. IF NO SPECIFICATION IS MADE, THIS PROXY WILL BE VOTED FOR THE ELECTION AS DIRECTORS OF THE NOMINEES OF THE BOARD OF DIRECTORS.

Please be sure to sign and date this Proxy.


Signature: --------------------------------- Date: -----------


Signature: --------------------------------- Date: -----------